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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 15, 2008


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


                      South Lodge, Paxhill Park,
                      Lindfield, West Sussex, UK, RH16 2QY
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)-220210


                               Paxhill, Park Lane,
                      Lindfield, West Sussex, UK, RH16 2QS
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On February 15, 2008, the Company entered into an agreement with His Royal Highness Chief Chizela IX of Mufumbwe District, North Western Province, Zambia ("Chief"), to develop eight mineral licences under the Chief's ownership. As part of the agreement, Mayfair will incorporate a Zambian subsidiary named Mayfair Kalengwa Limited, with offices in Zambia, and the shares in Mayfair Kalengwa will be owned 60% by Mayfair Mining & Minerals, Inc. or its UK subsidiary, Mayfair Mining & Minerals (UK) Limited, and 40% by the Chief.

           As part of the transaction, Mayfair Mining & Minerals, Inc., will pay US $50,000 to the Chief within 14 days of the date of the agreement, at the direction of the Chief.

           Upon completion of all preliminary due diligence and preliminary geological survey work by Mayfair, estimated to take 3 months from the date of the agreement, and if Mayfair then decides to proceed with the project, the Company will loan the Chief an interest-free sum of US$500,000, which will be repaid only from any dividends paid as part of his 40% shareholding in Mayfair Kalengwa Limited.


There are no material relationships between the registrant or its affiliates and any of the parties, other than in respect of this agreement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Not applicable

      (d) Not applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 20, 2008


                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
                                            ---------------------------
                                            Clive de Larrabeiti, President